UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                         -------------------------------

                        Date of Report: February 26, 2004


                               STEVEN MADDEN, LTD.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-23702                  13-3588231
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)


52-16 Barnett Avenue, Long Island City, New York                        11104
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:               (718) 446-1800
                                                                  --------------

Item 7(c).        Exhibits.
                  --------

                  99.1 Press Release of Steven Madden, Ltd. dated February 26, 2004, reporting financial results for the fourth quarter of 2003 and for the year ended December 31, 2003.

                  99.2 Transcript of February 26, 2004, Steven Madden, Ltd. conference call.

Item 12.          Results of Operations and Financial Condition.
                  ---------------------------------------------

On February 26, 2004, Steven Madden, Ltd. issued a press release and held a conference call announcing its financial results for the fourth quarter of 2003 and for the year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. A copy of the transcript of the conference call is furnished as
Exhibit 99.2 to this report and also is incorporated herein by reference.

The information in this report, including exhibits attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.


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

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       STEVEN MADDEN, LTD.



                                       By: /s/ ARVIND DHARIA
                                           -------------------------------------
                                           Name:  Arvind Dharia
                                           Title: Chief Financial Officer



Date:    March 3, 2004


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